Exhibit 10.1

SECOND AMENDMENT
TO
THE SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 1, 2012, is entered into by and among the following parties:

(i)	ANR RECEIVABLES FUNDING, LLC, a Delaware limited liability company (the “Seller”);

(ii)	ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company, as Servicer (the “Servicer”);

(iii)	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser, as an LC Participant and as a Purchaser Agent;

(iv)	MARKET STREET FUNDING LLC, a Delaware limited liability company, as a Related Committed Purchaser and as a Conduit Purchaser; and

(v)	PNC BANK, NATIONAL ASSOCIATION, as LC Bank, as an LC Participant, as a Purchaser Agent and as Administrator.
Capitalized terms used but not otherwise defined herein (including such terms used in the foregoing preamble) have the respective meanings assigned thereto in the Receivables Purchase Agreement defined below.
BACKGROUND
1.The parties hereto have entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of October 19, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

2.The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

1.1Section 6.1 of the Receivables Purchase Agreement is hereby amended by adding the following proviso to the end of the first sentence thereof immediately preceding the period “.”:

; provided, further, however that notwithstanding the foregoing, the Specified Person Letter Agreement may be amended from time to time in accordance with the provisions thereof
1.2The definition of “Contract” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings, in each case related to the sale or delivery of coal or coal products, pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.
1.3The definition of “Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

“Receivable” means any indebtedness and other obligations owed to any Transferor, the Originator or the Seller or any right of any Transferor, the Seller, or the Originator to payment from or on behalf of an Obligor or any right to reimbursement for funds paid or advanced by any Transferor, the Seller or the Originator on behalf of an Obligor, whether constituting an account, chattel paper, payment intangible, instrument, general intangible or as-extracted collateral, however arising (whether or not earned by performance), and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that “Receivable” does not include any Specified Receivable. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.
1.4The definition of “Transaction Documents” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

“Transaction Documents” means this Agreement, the Lock-Box Agreements, each Purchaser Group Fee Letter, the Purchase and Sale Agreement, the Sale Agreement, the Performance Guaranty, the Sales Agency Agreement, the Specified Person Letter Agreement and all other certificates, instruments, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
1.5The following new defined terms and definitions thereof are hereby added to Exhibit I to the Receivables Purchase Agreement in appropriate alphabetical order:

“Specified Person” means at any time each of the Persons then listed as a “Specified Person” on Schedule I to the Specified Person Letter Agreement.
“Specified Person Letter Agreement” means that certain letter agreement, dated May 1, 2012, among the Seller, the Servicer, the Administrator, the Purchaser Agents and the Purchasers from time to time party thereto, as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof.
“Specified Receivable” means any indebtedness and other obligations owed to any Transferor, the Originator or the Seller or any right of any Transferor, the Seller, or the Originator to payment from or on behalf of any Specified Person or any right to reimbursement for funds paid or advanced by any Transferor, the Seller or the Originator on behalf of any Specified Person, whether constituting an account, chattel paper, payment intangible, instrument, general intangible or as-extracted collateral, however arising (whether or not earned by performance), and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto.
SECTION 2.Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:

(a)Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Person under the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) no Termination Event or Unmatured Termination Event exists or shall exist and (ii) the Purchase and Sale Termination Date (as defined in the Purchase and Sale Agreement) has not occurred.

SECTION 3.Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement or any other Transaction Document other than as set forth herein.

SECTION 4.Costs and Expenses. The Seller agrees to pay on demand all costs and expenses of the Administrator, each Purchaser and each Purchaser Agent (including, without limitation, counsel fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby.

SECTION 5.Amendment is a Transaction Document. For the avoidance of doubt, this Amendment shall constitute a Transaction Document for all purposes.

SECTION 6.Effectiveness. This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of counterparts of (a) this Amendment (including facsimile or electronic copies) duly executed by each of the parties hereto and (b) the Specified Person Letter Agreement (including facsimile or electronic copies) duly executed by each of the parties thereto.

SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 8.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement, any other Transaction Document or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ANR RECEIVABLES FUNDING, LLC, as Seller
By:	/s/ G. Scott Cole
Name: G. Scott Cole
Title: Treasurer

ALPHA NATURAL RESOURCES, LLC, as Servicer
By:	/s/ G. Scott Cole
Name: G. Scott Cole
Title: Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
a Related Committed Purchaser, as an LC Participant and
as a Purchaser Agent
By:	/s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as a Conduit
Purchaser
By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as
Administrator
By:	/s/ William Falcon
Name: William Falcon
Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC
Bank and as an LC Participant
By:	/s/ Mark Falcione
Name: Mark Falcione
Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser
Agent for the Market Street Purchaser Group
By:	/s/ William Falcon
Name: William Falcon
Vice President

Acknowledged and Agreed to by:
ALPHA NATURAL RESOURCES, INC., a
Delaware corporation, as Performance
Guarantor under that certain Second Amended
and Restated Performance Guaranty, dated as of
October 19, 2011
By:	/s/ Richard R. Grinnan
Name: Richard R. Grinnan
Title: Assistant Secretary